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                                                               Exhibit 10.4(iii)


                                AMENDMENT NO. 2

      AMENDMENT NO. 2 dated as of January 12, 2001 among the following:

            (a) HEALTH MANAGEMENT SYSTEMS, INC., a corporation duly organized and validly existing under the laws of the State of New York (the "Borrower");

            (b) each of the Subsidiaries of the Borrower identified under the caption "Guarantors" on the signature pages hereto (individually, a "Guarantor" and, collectively, the "Guarantors"); and

            (c) THE CHASE MANHATTAN BANK, a New York State bank (the "Bank").

      The Borrower, the Guarantors and the Bank are parties to a Credit Agreement and Guaranty dated as of February 15, 2000 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by making loans and issuing letters of credit) to be made by the Bank to the Borrower in an aggregate principal or face amount not exceeding $10,000,000. The Borrower, the Guarantors and the Bank wish to amend the Credit Agreement in certain respects and, accordingly, the parties hereto hereby agree as follows:


      Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.


      Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

      2.01 Definitions. Section 1.01 of the Credit Agreement shall be amended by adding the following definitions in the appropriate alphabetical location:

            "`Medi' shall mean Medi, Inc., a California corporation."


            "`EDI Disposition' shall mean the sale by the Borrower to Medi of all of the assets and liabilities of the EDI business of the Borrower for a consideration consisting of (a) $450,000, (b) the EDI Note, and (c) certain credits in respect of services that may be provided by Medi to the Borrower."

            "`EDI Note' shall mean a promissory note of Medi in a principal amount equal to $275,000 delivered to the Borrower as partial consideration for the EDI Disposition."

      2.02 Conditions Precedent to New Extensions of Credit. Section 5.02 of the Credit Agreement shall be amended by adding the following at the end thereof:

      "In addition, the obligation of the Bank to provide any Loan or to issue any Standby Letter of Credit shall be subject to the condition precedent that the Borrower's obligations in respect of such Loan or such Standby Letter of Credit be secured by a first priority perfected Lien on marketable securities satisfactory to the Bank in an amount satisfactory to the Bank."


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      2.03 Sale of Assets. Section 8.05 of the Credit Agreement shall be amended by deleting the word "and" immediately before clause (3) thereof, replacing the period at the end thereof with ", and" and by adding the following new clause
(4):

            "(4) that the Borrower may consummate the EDI Disposition."

      2.04 Investments. Section 8.06 of the Credit Agreement shall be amended by deleting the word "and" at the end of clause (6) thereof, by replacing the period at the end of clause (7) thereof with "; and" and by adding the following new clause (8) to read as follows:

            "(8) the EDI Note."

      2.05 Minimum Liquidity Covenant. The Credit Agreement shall be amended by adding the following new Section 9.06 to read as follows:

            "SECTION 9.06. Minimum Liquidity. The Borrower will not permit the sum of the following for the Borrower and its Consolidated Subsidiaries to be less than $10,000,000 at any time:

                  (a) cash on hand and in bank accounts; and

                  (b) Investments of the type described in clauses
            (a)(obligations of the United States), (b)(commercial paper),
            (c)(bank certificates of deposit), (d)(corporate debt securities) and (e)(government debt securities) of Section 8.06 hereof."


      Section 3. Representations and Warranties. Each of the Borrower and the Guarantors represents and warrants to the Bank that the representations and warranties set forth in Article VI of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article VI to "this Agreement" or the "Loan Documents" included reference to this Amendment No. 2.


      Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the following conditions precedent:

      4.01. Execution by All Parties. This Amendment No. 2 shall have been executed and delivered by each of the parties hereto.

      4.02. Receipt of Documents. The Bank shall have received copies of each of each document evidencing or governing the EDI Disposition and the EDI Note.

      4.03. Amendment Fee. The Borrower shall have paid to the Bank an amendment fee in an amount equal to $3,500, and a waiver fee in an amount equal to $5,000.

      4.04. Legal Fees and Expenses. The Borrower shall have paid to the Bank the reasonable fees and expenses of the Bank's counsel in connection with this Amendment No. 2.


      Section 5. Waiver. The Bank hereby waives compliance by the Borrower with its obligations under Section 9.02 of the Credit Agreement for the period ending on October 31, 2000. This waiver is limited solely to the provision specified and solely for the determination of said provision as of the date specified and shall not extend to any other provision or for any other date or period of time.


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      Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

                                    BORROWER

                                    HEALTH MANAGEMENT SYSTEMS, INC.


                                    By _________________________
                                         Alan L. Bendes
                                         Senior Vice President and
                                         Chief Financial Officer


                                    GUARANTORS

                                    ACCELERATED CLAIMS PROCESSING, INC.


                                    By_________________________
                                         Name:
                                         Title:

                                    QUALITY MEDI-CAL ADJUDICATION
                                    INCORPORATED


                                    By_________________________
                                         Name:
                                         Title:

                                    HEALTH CARE MICROSYSTEMS, INC.


                                    By _________________________
                                          Name:
                                          Title:

                                    CDR ASSOCIATES, INC.


                                    By_________________________
                                         Name:
                                         Title:

                                    HSA MANAGED CARE SYSTEMS, INC.


                                    By_________________________
                                         Name:
                                         Title:


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                                    HEALTH RECEIVABLES MANAGEMENT, INC.


                                    By _________________________
                                          Name:
                                          Title:


                                    BANK

                                    THE CHASE MANHATTAN BANK


                                    By _________________________
                                          Dele Akinla II
                                          Vice President


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